UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 11, 2015

DAWSON GEOPHYSICAL COMPANY

(Exact name of registrant as specified in its charter)

Texas	001-32472	74-2095844
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

508 West Wall, Suite 800

Midland, Texas 79701

(Address of principal executive offices)

(432) 684-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A (this “Amendment”) is filed by Dawson Geophysical Company (“Dawson Geophysical”), which was formerly known as TGC Industries, Inc. (“Legacy TGC”) prior to the consummation on February 11, 2015 of the strategic business combination described below, in order to amend the Current Report on Form 8-K dated February 11, 2015, filed by Dawson Geophysical Company with the Securities and Exchange Commission on February 11, 2015 (the “Prior Form 8-K”).

As disclosed in the Prior Form 8-K, on February 11, 2015, Legacy TGC completed its previously announced strategic business combination with Dawson Operating Company, which was formerly known as Dawson Geophysical Company (“Legacy Dawson”), pursuant to which a wholly-owned subsidiary of Legacy TGC merged with and into Legacy Dawson, with Legacy Dawson continuing after the merger as the surviving entity and a wholly-owned subsidiary of Legacy TGC (the “Merger”).  As a result of the Merger, the former shareholders of Legacy Dawson received shares of Legacy TGC common stock representing approximately 66% of the outstanding common shares of the post-merger combined company, and Legacy TGC’s shareholders retained approximately 34% of the outstanding common shares of the post-merger combined company.  In connection with the Merger, Legacy Dawson changed its name to “Dawson Operating Company” and Legacy TGC changed its name to “Dawson Geophysical Company.”  All references in this Amendment to “Dawson Geophysical” refer to the combined company following the Merger.

The Merger has been accounted for as a reverse acquisition under which Legacy Dawson was considered the accounting acquirer of Legacy TGC. As such, the historical financial statements of Legacy Dawson will be treated as the historical financial statements of the combined company and will be reflected in Dawson Geophysical’s future quarterly and annual reports for periods ending after February 11, 2015.  Accordingly, beginning with the Quarterly Report on Form 10-Q for the quarter ending March 31, 2015, post-combination Dawson Geophysical will report on a consolidated basis representing the combined operations of Legacy TGC and Legacy Dawson and their respective subsidiaries.

Except as set forth herein, this Amendment does not modify or amend any other disclosures contained in the Prior Form 8-K.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2015, the Compensation Committee of the Board of Directors of Dawson Geophysical approved the assumption by Dawson Geophysical of the sponsorship and maintenance of Legacy Dawson’s 2014 Annual Incentive Plan (the “Plan”). Under the Plan, the payment of performance-based cash bonuses related to a fiscal year’s performance may be made to participating employees, including the Company’s executive officers, based on the achievement of Company-wide targets related to EBITDA (the “Company goal”) and the attainment of personal goals to be established for each participating employee (“personal goals”).

The Compensation Committee has not yet determined the 2015 target incentive amounts for the executive officers. Further, actual bonus amounts paid to the executive officers may be more or less than the target bonus amounts based on the level of attainment of the Company goal and personal goals. Incentive amounts are first determined based upon the level of attainment of the Company goal. The incentive amount paid to a participating employee is then adjusted to reflect the attainment of personal goals by increasing or decreasing the bonus amount within a range of 25% to 125%.

The description of the Plan above does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01.                                        Other Events.

This Amendment provides the historical financial statements of Legacy Dawson referenced in Item 9.01(a) below and Exhibits 99.1 and 99.2 attached hereto and incorporated by reference herein.

This Amendment also provides the pro forma financial statements of Dawson Geophysical giving effect to the Merger referenced in Item 9.01(b) below and Exhibit 99.3 attached hereto and incorporated by reference herein.

This Amendment also provides updated information about Dawson Geophysical’s business and properties and the risks relating to the combined operations of Dawson Geophysical following the completion of the Merger on February 11, 2015 as set forth in, respectively, Exhibits 99.4 and 99.5 attached hereto and incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Financial Statements of Business Acquired

The audited consolidated financial statements of Legacy Dawson as of and for the years ended September 30, 2014, 2013 and 2012, together with the reports of Ernst & Young LLP and KPMG LLP with respect thereto, are included as Exhibit 99.1 attached hereto and are incorporated herein by reference.  The unaudited consolidated financial statements of Legacy Dawson as of December 31, 2014 and for the three months ended December 31, 2014 and 2013 are included as Exhibit 99.2 hereto and are incorporated herein by reference.

(b)                                 Pro Forma Financial Information

The unaudited pro forma financial statements of Dawson Geophysical, giving effect to the Merger as if it had been consummated as of December 31, 2014 or October 1, 2013, as applicable, instead of February 11, 2015, including the notes thereto, are included as Exhibit 99.3 attached hereto and are incorporated herein by reference.  The pro forma data is presented for comparative purposes only and is not necessarily indicative of the future financial position or results of operations of Dawson Geophysical.

(d)                                 Exhibits.

EXHIBIT NUMBER		DESCRIPTION

10.1	—

Dawson Geophysical 2014 Annual Incentive Plan (incorporated by reference to Exhibit 10.1 to Dawson Operating Company's (formerly known as Dawson Geophysical Company) Current Report on Form 8-K, filed on November 25, 2013).

23.1	—	Consent of Ernst & Young LLP.
23.2	—	Consent of KPMG LLP.
99.1	—	Dawson Operating Company (formerly known as Dawson Geophysical Company) Audited Financial Statements for the Years Ended September 30, 2012, 2013 and 2014.
99.2	—	Dawson Operating Company (formerly known as Dawson Geophysical Company) Unaudited Financial Statements for the Three Months Ended December 31, 2013 and 2014.
99.3	—	Unaudited Pro Forma Financial Statements of Dawson Geophysical Company.
99.4	—	Business and Properties of Dawson Geophysical Company.
99.5	—	Risk Factors Related to Dawson Geophysical Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: April 30, 2015	By:	/s/ Christina W. Hagan
Christina W. Hagan
Executive Vice President, Secretary and
Chief Accounting Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

10.1	—

Dawson Geophysical 2014 Annual Incentive Plan (incorporated by reference to Exhibit 10.1 to Dawson Operating Company's (formerly known as Dawson Geophysical Company) Current Report on Form 8-K, filed on November 25, 2013).

23.1	—	Consent of Ernst & Young LLP.
23.2	—	Consent of KPMG LLP.
99.1	—	Dawson Operating Company (formerly known as Dawson Geophysical Company) Audited Financial Statements for the Years Ended September 30, 2012, 2013 and 2014.
99.2	—	Dawson Operating Company (formerly known as Dawson Geophysical Company) Unaudited Financial Statements for the Three Months Ended December 31, 2013 and 2014.
99.3	—	Unaudited Pro Forma Financial Statements of Dawson Geophysical Company.
99.4	—	Business and Properties of Dawson Geophysical Company.
99.5	—	Risk Factors Related to Dawson Geophysical Company.